UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2025
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CACI International Inc
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 841-7800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note
On April 23, 2025, CACI International Inc (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the issuance of a press release announcing its results for the third quarter fiscal year 2025. A copy of the press release was included as Exhibit 99.1 to the Original Report.
Subsequent to furnishing the Original Report, the Company identified a typographical error and issued a revised press release to correct the amounts reported for Contract Awards to $2,496,253,000 and $7,004,843,000 for the three months and nine months ended March 31, 2025, respectively, and the respective comparative period dollar and percentage changes resulting from such corrections (the “Revised Press Release”). There were no additional changes to the press release furnished in the Original Report.
As a result, the Company is filing this Current Report on Form 8-K/A to furnish a copy of the Revised Press Release.

ITEM 2.02	Results of Operations and Financial Condition
On April 23, 2025, the Company released its financial results for the third quarter fiscal year 2025.
A copy of the press release announcing the financial results as well as the schedule for a conference call and webcast on April 24, 2025 is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

ITEM 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated April 23, 2025 announcing CACI’s financial results for the third quarter fiscal year 2025, as revised.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: April 24, 2025	By:	/s/ J. William Koegel, Jr.

J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary